Exhibit 10.8

*** Confidential Treatment Requested

Confidential Treatment Requested – Certain Portions of this Exhibit, Marked as [***], Have Been Omitted Pursuant to a Pending Request for Confidential Treatment and Have Been Filed Separately with the Securities and Exchange CommissionAMENDMENT OFSOLICIATION//MODIFCATION OF CONTRACT 1 252. AMENDMENT/MODIFICATION NO.0004 3. EFFECTIVE DATESee Block 16C 4. REQUISITION/PURCHASE REQ. NO.See Schedule 5. PROJECT NO. (If applicable)6. ISSUED BY CODE HHS/OS/ASPR/BARDA 7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02US DEPT OF HEALTH & HUMAN SERVICESASST SEC OF PREPAREDNESS & RESPONSEACQ MANAGEMENT, CONTRACTS, & GRANTSO’NEILL HOUSE OFFICE BUILDINGWashington DC 20515 US DEPT OF HEALTH & HUMAN SERVICESASST SEC OF PREPAREDNESS & RESPONSEACQ MANAGEMENT, CONTRACTS, & GRANTSO’NEILL HOUSE OFFICE BUILDING Washington DC 205158. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code (x) 9A AMENDMENT OF SOLICITATION NO.ALTIMMUNE, INC. 1305044 Attn: WILLIAM ALTIMMUNE, INC. 910 CLOPPER RD 910 CLOPPER RD STE 2018 GAITHERSBURG MD 208781361 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO.HHSO100201600008C 10B. DATED (SEE ITEM 13)07/27/2016CODE 1305044 FACILITY CODE 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and dale specified for receipt of Offers is extended. is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.12. ACCOUNTING AND APPROPRIATION DATA (If required)2018.1992018.25106 Net Increase: $2,499,990.0013. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes In paying office, appropriation dale, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:FAR 43.103(a) – By mututal agreement of the parties D. OTHER (Specify type of modification and authority)E. IMPORTANT: Contractor is not is required to sign this document and return 1 copies to the issuing office.14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)Tax ID Number: 20-2726770DUNS Number: 082804936The purpose of this modification is to increase the cost of the estimated cost of the contract from $[***] by $[***] to $[***]. The estimated fixed fee increases from $[***] by $[***] to $[***]. The total estimated cost and fixed fee of the contract is increased by $2,499,990 from $21,581,414 to $24,081,404. Additionally, Article B.3, Article G.2 and Article G.3 are modified as outlined in the supplemental pages to this modification and the Statement of Work is replaced in its entirety with the version dated September 14, 2018.TOTAL FUNDS ALLOTED TO DATE: $24,081,404 (Modified)Continued . . .Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore charged, remains unchanged and in full force end effect.15A. NAME AND TITLE OFSIGNER (Type or print)William Enright President & CEO 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)GEORGE J. KEANE15B. CONTRACTORIOFFEROR/s/ William Enright (Signature of person authorized to sign) 15C. DATE SIGNED19 September 2018 16B. UNITED STATES OF AMERICA/s/ George J. Keane (Signature of Contracting Officer) 16C. DATE SIGNED20 September 2018NSN 7540-01-152-8070Previous edition unsable STANDARD FORM 30 (REV. 10-83)Prescribed by GSAFAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	HHSO100201600008C/0004	2	25

NAME OF OFFEROR OR CONTRACTOR ALTIMMUNE, INC. 1305044

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	COMPLETION DATE: November 30, 2019 (Unchanged) CONTRACT FUNDED THROUGH: November 30, 2019 (Unchanged)

	Attached: Supplemental Pages and Revised Statement of Work Dated September 14, 2018 Delivery: 11/30/2019 Delivery Location Code: HHS/OS/ASPR HHS/OS/ASPR 200 C St SW WASHINGTON DC 20201 US

	Appr. Yr.: 2018 CAN: 1992018 Object Class: 25106 FOB: Destination Period of Performance: 07/27/2016 to 11/30/2019

	Add Item 10 as follows:

10	ASPR-18-03531 — Base award to Altimmune Inc to support non-clinical development and manufacture of AdVAV anthrax vaccine HHSO100201600008C Obligated Amount: $188,713.00 Requisition No: OS226410 Add Item 11 as follows:				188,713.00

11	ASPR-18-04514 — Additional Base Funding - Altimmune Inc to support non-clinical development and manufacture of AdVAV anthrax vaccine HHSO10020160008C Obligated Amount: $2,311,277.00 Requisition No: OS226407				2,311,277.00

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 3 of 13
Modification No.04

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 4 of 13
Modification No.04

Beginning with the effective date of this modification, the Government and contractor mutually agree as follows:

1)	Revise ARTICLE B.2 - Estimated Cost and Fixed Fee as follows:

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The total estimated cost of the base performance segment (CLIN 0001) is $[***]

b.	The total fixed fee of the base performance segment is $[***]. The fixed fee shall be paid subject to the Allowable Cost and Payment and Fixed Fee Clauses.

c.

The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost plus fixed fee is $24,081,404.00.The total amount for the base performance segment shall not exceed $24,081,404.00. The total amount obligated by the Government for the base segment of the contract shall not exceed $24,081,404.00 and the Government will not be responsible for any Contractor incurred costs that exceed this amount unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount.

d.	It is estimated that the amount current allotted will cover performance of the contract through 30 November 2019.

CLIN	Estimated Period of Performance	Supplies/Services	Estimated Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	July 27 2016 – November 30 2019

Perform activities to support the conduct of a Phase 1a clinical study and demonstrate safety and immunogenicity in accordance with Article C.1 Statement of Work

Study reports, development reports, IND

			$[***]	$[***]	$[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 5 of 13
Modification No.04

2)	Revise ARTICLE B.3 – Option Prices as follows:

ARTICLE B.3. OPTION PRICES

The starting date of the period of performances for CLIN 0002 (Option 1) through CLIN 0008 (Option 7) are revised from July 27, 2018 to March 1, 2019.

3)	Delete and replace SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, ARTICLE C.1. STATEMENT OF WORK

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated September 14, 2018 set forth in SECTION J-List of Attachments, attached hereto and made a part of the contract.

4)	SECTION J (LIST OF ATTACHMENTS)

Attachment 1 (Statement of Work) is revised and replaced in accordance with enclosure (dated September 14, 2018; 14 pages).

5)	ARTICLE G.2 CONTRACTING OFFICER’S REPRESENTATIVE (COR)

This article is modified as follows:

From:

Alternate CFOR:

[***]

Mailing Address:

[***]

To:

Alternate COR:

[***]

Mailing Address:

[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 6 of 13
Modification No.04

6)	ARTICLE G.3 KEY PERSONNEL

Article G.3 is deleted and replaced with the following:

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

#	NAME	ORGANIZATION	TITLE
1	[***]	Altimmune, Inc.	[***]
2	[***]	Altimmune, Inc.	[***]
3	[***]	Altimmune, Inc	[***]

The key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) business days prior to diverting any of the specified individuals to other programs or contracts, including, where practicable, an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.

Revised Statement of Work:

Broad Agency Announcement (BAA) for the Advanced

Research and Development of Chemical, Biological,

Radiological, and Nuclear (CBRN) Medical Countermeasures

for BARDA

CBRN-BAA-13-100-SOL-00013

Development of a Single-Dose Intranasal Vaccine for Post-Exposure

Prophylaxis of Inhalation Anthrax

Topic Area of Interest Number 1: Vaccines

Contractual Statement of Work

September 14, 2018

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 7 of 13
Modification No.04

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish to The Government all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-13-100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget or deliverables to add or delete deliverables, process or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule or events to add or delete part or all these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to advance the development of AdVAV as a novel, intranasally administered vaccine for use in protection against anthrax infection. The scope of work for this contract includes pre-clinical, clinical and manufacturing development activities that fall into the following areas: nonclinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management and administrative activities. The development effort for AdVAV will progress in specific stages that cover the base performance segment and the option segments as specified in this contract. The Contractor must complete specific tasks required in the base work segment before the Government will exercise any or all the option segments. The scope of work includes the following tasks integral to the successful completion of CLIN 0001 (Base segment) and CLIN 0002 through CLIN 0008 (Option segments).

1.	[***]

	1.1.	[***]

		1.1.1.	[***]

		1.1.2.	[***]

		1.1.3.	[***]

		1.1.4.	[***]

		1.1.5.	[***]

		1.1.6.	[***]

		1.1.7.	[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 8 of 13
Modification No.04

		1.1.7.1.	[***]

		1.1.7.2.	[***]

	1.1.8.	[***]

		1.1.8.1.	[***]

	1.1.9.	[***]

		1.1.9.1.	[***]

		1.1.9.2.	[***]

		1.1.9.3.	[***]

	1.1.10.	[***]

	1.1.11.	[***]

	1.1.12.	[***]

	1.1.13.	[***]

	1.1.14.	[***]

	1.1.15.	[***]

		1.1.15.1.	[***]

		1.1.15.2.	[***]

1.2.	[***]

	1.2.1.	[***]

	1.2.2.	[***]

	1.2.3.	[***]

	1.2.4.	[***]

	1.2.5.	[***]

	1.2.6.	[***]

	1.2.7.	[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 9 of 13
Modification No.04

1.3.	[***]

	1.3.1.	[***]

	1.3.2.	[***]

	1.3.3.	[***]

	1.3.4.	[***]

1.4.	[***]

	1.4.1.	[***]

		1.4.1.1.	[***]

		1.4.1.2.	[***]

		1.4.1.3.	[***]

	1.4.2.	[***]

	1.4.3.	[***]

1.5.	[***]

	1.5.1.	[***]

		1.5.1.1.	[***]

	1.5.2.	[***]

	1.5.3.	[***]

1.6.	[***]

	1.6.1.	[***]

	1.6.2.	[***]

	1.6.3.	[***]

	1.6.4.	[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 10 of 13
Modification No.04

2.	[***]

	2.1.	[***]

		2.1.1.	[***]

		2.1.2.	[***]

	2.2.	[***]

		2.2.1.	[***]

		2.2.2.	[***]

	2.3.	[***]

		2.3.1.	[***]

3.	[***]

	3.1.	[***]

		3.1.1.	[***]

		3.1.2.	[***]

		3.1.3.	[***]

		3.1.4.	[***]

	3.2.	[***]

	3.3.	[***]

		3.3.1.	[***]

		3.3.2.	[***]

		3.3.3.	[***]

	3.4.	[***]

	3.5.	[***]

	3.6.	[***]

4.	[***]

	4.1.	[***]

	4.2.	[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 11 of 13
Modification No.04

5.	[***]

	5.1.	[***]

		5.1.1.	[***]

	5.2.	[***]

		5.2.1.	[***]

	5.3.	[***]

		5.3.1.	[***]

		5.3.2.	[***]

		5.3.3.	[***]

	5.4.	[***]

6.	[***]

	6.1.	[***]

	6.2.	[***]

7.	[***]

	7.1.	[***]

	7.2.	[***]

8.	[***]

	8.1.	[***]

	8.2.	[***]

9.	[***]

	9.1.	[***]

		9.1.1.	[***]

		9.1.2.	[***]

		9.1.3.	[***]

			9.1.3.1.	[***]

		9.1.4.	[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 12 of 13
Modification No.04

END OF STATEMENT OF WORK

[***] into the Clinical Trial Results from NasoShield Phase 1 Study

ROM dated September 14, 2018

[***]

1.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

2.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

3.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

4.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

5.	[***]

[***]

*** Confidential Treatment Requested

Contract No.
HHSO100201600008C	Special Provisions	Page 13 of 13
Modification No.04

Approximate Cost: $[***]

BOE: [***]

6.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

7.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

8.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

9.	[***]

[***]

Approximate Cost: $[***]

BOE: [***]

10.	[***]

Approximate Cost: $[***]

BOE: [***]

Total Approximate [***] Costs: $2,499,990

END OF MODIFICATION 04 of HHSO100201600008C

*** Confidential Treatment Requested